UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2014

Date of Report (Date of earliest event reported)

GLUCOSE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-147917	98-0557171
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

40 Easthampton B, West Palm Beach, FL 33417

(Address of Principal Executive Offices) (Zip Code)

(888) 987-6315

(Registrant’s telephone number, including area code)

Bio-Solutions Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On December 15, 2014, the Company submitted its application to OTC Markets Group Inc. for inclusion in the OTCQB tier of quoted securities.  In addition, the Company’s new ticker symbol, GLUC, was included on the Financial Industry Regulatory Authority’s (FINRA) Daily List with an effective date of December 15, 2014.

A copy of the press release pertaining to the foregoing is attached hereto as Exhibit 99.1

SECTION 9 – FINANCIAL STATEMENTS and EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated December 16, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLUCOSE HEALTH, INC.

Date: December 16, 2014	By:	/s/ Murray Fleming
Murray Fleming
Chief Executive Officer